                                 EXHIBIT A.(II)
          ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS II, INC.

     The Hartford Mutual Funds II, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue one hundred sixty two billion five hundred million (162,500,000,000) shares of $0.0001 par value common stock, having an aggregate par value of sixteen million two hundred fifty thousand dollars ($16,250,000), as listed below:

                          SERIES                            NUMBER OF SHARES IN SERIES
                          ------                            --------------------------
The Hartford SmallCap Growth Fund                                 27,000,000,000
   The Hartford SmallCap Growth Fund - Class A                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class B                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class C                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class I                     1,500,000,000
   The Hartford SmallCap Growth Fund - Class L                     5,500,000,000
   The Hartford SmallCap Growth Fund - Class R3                    1,500,000,000
   The Hartford SmallCap Growth Fund - Class R4                    1,500,000,000
   The Hartford SmallCap Growth Fund - Class R5                    1,500,000,000
   The Hartford SmallCap Growth Fund - Class Y                       500,000,000
The Hartford Growth Fund                                          27,000,000,000
   The Hartford Growth Fund - Class A                              5,000,000,000
   The Hartford Growth Fund - Class B                              5,000,000,000
   The Hartford Growth Fund - Class C                              5,000,000,000
   The Hartford Growth Fund - Class I                              1,500,000,000
   The Hartford Growth Fund - Class L                              5,500,000,000
   The Hartford Growth Fund - Class R3                             1,500,000,000
   The Hartford Growth Fund - Class R4                             1,500,000,000

   The Hartford Growth Fund - Class R5                             1,500,000,000
   The Hartford Growth Fund - Class Y                                500,000,000
The Hartford Growth Opportunities Fund                            23,750,000,000
   The Hartford Growth Opportunities Fund - Class A                4,000,000,000
   The Hartford Growth Opportunities Fund - Class B                4,000,000,000
   The Hartford Growth Opportunities Fund - Class C                4,000,000,000
   The Hartford Growth Opportunities Fund - Class I                1,450,000,000
   The Hartford Growth Opportunities Fund - Class L                4,900,000,000
   The Hartford Growth Opportunities Fund - Class R3               1,500,000,000
   The Hartford Growth Opportunities Fund - Class R4               1,500,000,000
   The Hartford Growth Opportunities Fund - Class R5               1,500,000,000
   The Hartford Growth Opportunities Fund - Class Y                  900,000,000
The Hartford Tax-Free Minnesota Fund                              19,250,000,000
   The Hartford Tax-Free Minnesota Fund - Class A                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class B                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class C                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class L                  5,350,000,000
   The Hartford Tax-Free Minnesota Fund - Class Y                  1,900,000,000
The Hartford Tax-Free National Fund                               19,250,000,000
   The Hartford Tax-Free National Fund - Class A                   4,000,000,000
   The Hartford Tax-Free National Fund - Class B                   4,000,000,000
   The Hartford Tax-Free National Fund - Class C                   4,000,000,000
   The Hartford Tax-Free National Fund - Class L                   5,350,000,000
   The Hartford Tax-Free National Fund - Class Y                   1,900,000,000
The Hartford U.S. Government Securities Fund                      19,250,000,000
   The Hartford U.S. Government Securities Fund - Class A          4,000,000,000

   The Hartford U.S. Government Securities Fund - Class B          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class C          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class L          5,350,000,000
   The Hartford U.S. Government Securities Fund - Class Y          1,900,000,000
The Hartford Value Opportunities Fund                             27,000,000,000
   The Hartford Value Opportunities Fund - Class A                 5,000,000,000
   The Hartford Value Opportunities Fund - Class B                 5,000,000,000
   The Hartford Value Opportunities Fund - Class C                 5,000,000,000
   The Hartford Value Opportunities Fund - Class I                 1,500,000,000
   The Hartford Value Opportunities Fund - Class L                 5,500,000,000
   The Hartford Value Opportunities Fund - Class R3                1,500,000,000
   The Hartford Value Opportunities Fund - Class R4                1,500,000,000
   The Hartford Value Opportunities Fund - Class R5                1,500,000,000
   The Hartford Value Opportunities Fund - Class Y                   500,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's Articles of Amendment and Restatement and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.0001 par value common stock to one hundred sixty-two billion five hundred fifty million (162,550,000,000) shares, with an aggregate par value of sixteen million two hundred fifty-five thousand ($16,255,000), as classified below:

                          SERIES                            NUMBER OF SHARES IN SERIES
                          ------                            --------------------------
The Hartford SmallCap Growth Fund                                 27,000,000,000
   The Hartford SmallCap Growth Fund - Class A                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class B                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class C                     5,000,000,000
   The Hartford SmallCap Growth Fund - Class I                     1,500,000,000
   The Hartford SmallCap Growth Fund - Class L                     5,500,000,000

   The Hartford SmallCap Growth Fund - Class R3                    1,500,000,000
   The Hartford SmallCap Growth Fund - Class R4                    1,500,000,000
   The Hartford SmallCap Growth Fund - Class R5                    1,500,000,000
   The Hartford SmallCap Growth Fund - Class Y                       500,000,000
The Hartford Growth Fund                                          27,000,000,000
   The Hartford Growth Fund - Class A                              5,000,000,000
   The Hartford Growth Fund - Class B                              5,000,000,000
   The Hartford Growth Fund - Class C                              5,000,000,000
   The Hartford Growth Fund - Class I                              1,500,000,000
   The Hartford Growth Fund - Class L                              5,500,000,000
   The Hartford Growth Fund - Class R3                             1,500,000,000
   The Hartford Growth Fund - Class R4                             1,500,000,000
   The Hartford Growth Fund - Class R5                             1,500,000,000
   The Hartford Growth Fund - Class Y                                500,000,000
The Hartford Growth Opportunities Fund                            23,750,000,000
   The Hartford Growth Opportunities Fund - Class A                4,000,000,000
   The Hartford Growth Opportunities Fund - Class B                4,000,000,000
   The Hartford Growth Opportunities Fund - Class C                4,000,000,000
   The Hartford Growth Opportunities Fund - Class I                1,450,000,000
   The Hartford Growth Opportunities Fund - Class L                4,900,000,000
   The Hartford Growth Opportunities Fund - Class R3               1,500,000,000
   The Hartford Growth Opportunities Fund - Class R4               1,500,000,000
   The Hartford Growth Opportunities Fund - Class R5               1,500,000,000
   The Hartford Growth Opportunities Fund - Class Y                  900,000,000
The Hartford Tax-Free Minnesota Fund                              19,250,000,000
   The Hartford Tax-Free Minnesota Fund - Class A                  4,000,000,000

   The Hartford Tax-Free Minnesota Fund - Class B                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class C                  4,000,000,000
   The Hartford Tax-Free Minnesota Fund - Class L                  5,350,000,000
   The Hartford Tax-Free Minnesota Fund - Class Y                  1,900,000,000
The Hartford Tax-Free National Fund                               19,300,000,000
   The Hartford Tax-Free National Fund - Class A                   4,000,000,000
   The Hartford Tax-Free National Fund - Class B                   4,000,000,000
   The Hartford Tax-Free National Fund - Class C                   4,000,000,000
   THE HARTFORD TAX-FREE NATIONAL FUND - CLASS I                      50,000,000
   The Hartford Tax-Free National Fund - Class L                   5,350,000,000
   The Hartford Tax-Free National Fund - Class Y                   1,900,000,000
The Hartford U.S. Government Securities Fund                      19,250,000,000
   The Hartford U.S. Government Securities Fund - Class A          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class B          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class C          4,000,000,000
   The Hartford U.S. Government Securities Fund - Class L          5,350,000,000
   The Hartford U.S. Government Securities Fund - Class Y          1,900,000,000
The Hartford Value Opportunities Fund                             27,000,000,000
   The Hartford Value Opportunities Fund - Class A                 5,000,000,000
   The Hartford Value Opportunities Fund - Class B                 5,000,000,000
   The Hartford Value Opportunities Fund - Class C                 5,000,000,000
   The Hartford Value Opportunities Fund - Class I                 1,500,000,000
   The Hartford Value Opportunities Fund - Class L                 5,500,000,000
   The Hartford Value Opportunities Fund - Class R3                1,500,000,000
   The Hartford Value Opportunities Fund - Class R4                1,500,000,000
   The Hartford Value Opportunities Fund - Class R5                1,500,000,000

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
   The Hartford Value Opportunities Fund - Class Y                   500,000,000

THIRD: Shares of the Corporation's Class A, B, C, I, L, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's previously filed Articles of Amendment and Restatement and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on February 6-7, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate an additional share CLASS I to THE HARTFORD TAX-FREE NATIONAL FUND.

IN WITNESS WHEREOF, The Hartford Mutual Funds II, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Michael G. Phillips, its Assistant Secretary, this 14th day of March 2007.

                                        THE HARTFORD MUTUAL FUNDS II, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President


Attest:


/s/ Michael G. Phillips
-------------------------------------
Michael G. Phillips
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds II, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President